UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 19, 2020

FORTERRA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37921	37-1830464
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

511 East John Carpenter Freeway, 6th Floor
Irving, TX 75062

(Address of principal executive offices, including ZIP code)
(469) 458-7973

(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FRTA	Nasdaq Stock Market LLC

Securities Registered Pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 19, 2020, Forterra, Inc. (the “Company”) determined to effect an internal management realignment of its Drainage Pipe & Products segment in connection with its continued focus on the effectiveness of its general and administrative spending. As part of the organizational realignment, the role of President of the segment will be eliminated and Mr. Karl Watson, Jr., the Company’s Chief Executive Officer, will assume direct responsibility for all operations within the segment. Mr. Richard Hunter, the President of the segment, will be leaving the Company in connection with the realignment effective December 31, 2020.
Mr. Hunter is party to an employment agreement with the Company dated May 22, 2019 (the “Employment Agreement”) under which he is entitled to certain payments and benefits in connection with his departure. These benefits include continued payment of his annual base salary at its current rate of $450,000, for a period of twelve months post-termination, an annual bonus payment for 2020 (based on actual Company performance), and continuation of health coverage under COBRA at the rates applicable to him immediately prior to termination of his employment for a period of twelve months post-termination. All such payments and benefits are subject to Mr. Hunter’s execution and non-revocation of a general release of all claims against the Company and continued compliance with certain restrictive covenants outlined in the Employment Agreement.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

104	Cover Page Interactive Data File – The cover page from the Company’s Current Report on Form 8-K filed on November 20, 2020 is formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forterra, Inc.

/s/ Lori M. Browne
Lori M. Browne
Executive Vice President, General Counsel and Secretary
Date: November 20, 2020